Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Condensed Income Statement
Interest income	$26,894	26,398	26,965	24,758	23,310	105,015	79,599
Interest expense	10,181	11,428	11,748	10,863	8,651	44,220	23,250
Net interest income	16,713	14,970	15,217	13,895	14,659	60,795	56,349
Provision for credit losses	649	660	528	125	2,218	1,962	2,077
Net interest income after provision for credit losses	16,064	14,310	14,689	13,770	12,441	58,833	54,272
Non-interest income	5,988	6,407	4,080	3,929	4,606	20,404	15,411
Non-interest expense	14,592	15,387	17,825	15,472	17,576	63,276	54,423
Income (loss) before income taxes	7,460	5,330	944	2,227	(529)	15,961	15,260
Provision for (benefit from) income taxes	1,340	798	19	312	(236)	2,469	2,632
Net income (loss)	$6,120	$4,532	$925	$1,915	$(293)	$13,492	$12,628

Supplemental Income Statement Information
Accretion income on acquired loans	$1,271	800	1,248	776	410	4,095	484
Amortization expenses on acquired interest-bearing liabilities	$119	378	638	459	309	1,594	309
Tax-equivalent net interest income	$16,754	15,013	15,256	13,933	14,703	60,956	56,532
Pre-provision, pre-tax net income	$8,109	5,990	1,472	2,352	1,689	17,923	17,337

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22	0.88	0.85
Basic earnings (loss) per common share	$0.44	0.31	0.07	0.15	(0.02)	0.97	1.10
Diluted earnings (loss) per common share	$0.44	0.31	0.07	0.15	(0.02)	0.97	1.10
Book value per share	$17.92	17.95	17.33	17.67	17.86	17.92	17.86
Tangible book value per share	$10.96	10.97	10.08	11.26	11.42	10.96	11.42
Weighted average common shares outstanding:
Basic	14,111,636	14,103,358	14,033,264	13,112,302	12,378,289	13,849,578	11,417,857
Diluted	14,111,636	14,103,358	14,033,264	13,112,302	12,378,289	13,849,578	11,417,857
Shares outstanding at period end	14,118,040	14,110,210	14,151,755	13,224,276	13,173,569	14,118,040	13,173,569

Selected Financial Ratios
Return on average assets	1.04%	0.76%	0.15%	0.34%	(0.05)%	0.57%	0.63%
Return on average equity	9.60%	7.23%	1.53%	3.28%	(0.53)%	5.49%	6.08%
Return on average tangible common equity	15.67%	12.27%	2.59%	5.12%	(0.81)%	9.05%	8.81%
Dividend payout ratio	50.00%	70.97%	314.29%	146.67%	NM	90.72%	77.27%
Net interest margin (tax equivalent)	3.22%	2.84%	2.86%	2.72%	2.99%	2.91%	3.14%
Efficiency ratio (tax equivalent)	64.16%	71.83%	92.19%	86.62%	91.02%	77.77%	75.65%

Selected Balance Sheet Items
Cash and cash equivalents	$35,744	$39,374	$34,872	$32,951	$39,723
Debt and equity securities	306,795	313,545	312,241	306,775	318,723

Loans:
Commercial and industrial	$118,494	$119,079	$125,703	$122,229	$120,411
Commercial, secured by real estate	1,113,921	1,105,405	1,117,798	1,099,601	1,107,556
Residential real estate	456,298	459,740	458,949	398,250	459,073
Consumer	20,474	22,088	22,912	24,137	25,578
Agricultural	13,242	13,113	11,685	12,647	10,952
Other, including deposit overdrafts	179	496	233	73	82
Deferred net origination fees	(796)	(861)	(533)	(583)	(181)
Loans, gross	1,721,812	1,719,060	1,736,747	1,656,354	1,723,471
Less allowance for credit losses	12,001	11,867	11,270	10,557	10,525
Loans, net	$1,709,811	$1,707,193	$1,725,477	$1,645,797	$1,712,946

Loans held for sale	$5,556	35,687	44,002	75,581	—

NM - Not Meaningful

	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$11,867	11,270	10,557	10,525	7,932
Fair value adjustment for purchased credit deteriorated loans	—	—	189	—	493
Provision for credit losses on loans	728	681	542	77	2,203
Losses charged off	(616)	(122)	(87)	(78)	(126)
Recoveries	22	38	69	33	23
Allowance for credit losses, end of period	$12,001	11,867	11,270	10,557	10,525

Total earning assets	$2,044,208	2,044,318	2,058,110	1,971,130	2,045,382
Goodwill	90,310	90,209	93,922	79,559	79,509
Core deposit intangibles	8,006	8,309	8,613	5,152	5,388
Mortgage servicing rights	3,098	3,296	3,522	3,751	4,106
Other non-earning assets	161,772	200,776	207,146	223,559	157,207
Total non-earning assets	263,186	302,590	313,203	312,021	246,210
Total assets	2,307,394	2,346,908	2,371,313	2,283,151	2,291,592
Total deposits	1,878,292	1,917,005	1,943,060	1,858,493	1,824,389
Short-term borrowings	—	—	—	10,000	97,395
Long-term debt	155,153	155,662	162,150	162,638	113,123
Total shareholders’ equity	253,036	253,246	245,214	233,663	235,303
Equity to assets ratio	10.97%	10.79%	10.34%	10.23%	10.27%
Loans to deposits ratio	91.67%	89.67%	89.38%	89.12%	94.47%

Tangible common equity (TCE)	$154,721	154,728	142,679	148,952	150,407
Tangible common assets (TCA)	2,209,079	2,248,390	2,268,778	2,198,440	2,206,696
TCE/TCA	7.00%	6.88%	6.29%	6.78%	6.82%

Selected Average Balance Sheet Items
Cash and cash equivalents	$31,648	39,697	39,396	51,366	49,436	40,558	38,040
Debt and equity securities	311,323	314,255	309,668	310,771	310,274	311,476	318,082

Loans, including loans held for sale	$1,751,644	1,770,330	1,818,253	1,722,568	1,622,911	1,765,672	1,467,981
Less allowance for credit losses on loans	11,856	11,281	11,386	10,523	8,826	11,856	8,046
Net loans	$1,739,788	1,759,049	1,806,867	1,712,045	1,614,085	1,753,816	1,459,935

Total earning assets, including loans held for sale	$2,072,397	2,099,954	2,142,064	2,056,656	1,952,121	2,092,695	1,799,102
Goodwill	90,218	94,006	91,733	79,526	74,203	88,888	62,967
Core deposit intangibles	8,154	8,458	8,302	5,275	3,887	7,552	1,565
Mortgage servicing rights	3,296	3,522	3,746	4,095	2,999	3,663	1,367
Other non-earning assets	158,022	159,736	158,937	149,214	149,267	156,528	136,564
Total non-earning assets	259,690	265,722	262,718	238,110	230,356	256,631	202,463
Total assets	2,332,087	2,365,676	2,404,782	2,294,766	2,182,477	2,349,326	2,001,565
Total deposits	1,901,442	1,936,601	1,965,987	1,824,546	1,759,677	1,907,208	1,640,000
Short-term borrowings	11	11	11,291	65,052	64,899	18,987	75,383
Long-term debt	155,573	158,419	162,555	150,177	115,907	156,683	56,798
Total shareholders’ equity	253,727	249,370	243,927	235,119	220,678	245,568	207,827
Equity to assets ratio	10.88%	10.54%	10.14%	10.25%	10.11%	10.45%	10.38%
Loans to deposits ratio	92.12%	91.41%	92.49%	94.41%	92.23%	92.58%	89.51%

Asset Quality
Net charge-offs	$595	$84	18	45	102	742	184
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$4,528	$3,001	2,845	2,719	80	4,528	80
Loans past due 90 days or more and still accruing	90	283	159	524	72	90	72
Total nonperforming loans	$4,618	$3,284	$3,004	$3,243	$152	$4,618	$152

Net charge-offs to average loans	0.14%	0.02%	—%	0.01%	0.02%	0.04%	0.01%
Allowance for credit losses on loans to total loans	0.70%	0.69%	0.65%	0.64%	0.61%
Nonperforming loans to total loans	0.27%	0.19%	0.17%	0.20%	0.01%
Nonperforming assets to total assets	0.20%	0.14%	0.13%	0.14%	0.01%

	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Assets Under Management
LCNB Corp. total assets	$2,307,394	2,346,908	2,371,313	2,283,151	2,291,592
Trust and investments (fair value)	942,249	933,341	897,746	890,800	806,770
Mortgage loans serviced	397,625	366,175	422,951	386,490	391,800
Cash management	146,657	165,218	93,842	13,314	2,375
Brokerage accounts (fair value)	438,310	435,611	419,646	411,211	392,390
Total assets managed	$4,232,235	4,247,253	4,205,498	3,984,966	3,884,927

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs
Net income (loss)	$6,120	4,532	925	1,915	(293)	13,492	12,628
Merger expenses	66	281	2,320	775	3,914	3,442	4,656
Provision for credit losses on non-PCD loans	0	—	763	—	1,722	763	1,722
Loss on sale of below-market acquired loans	0	—	843	—	—	843	—
Tax effect	(13)	(48)	(773)	(90)	(1,102)	(924)	(1,172)
Adjusted net income	$6,173	4,765	4,078	2,600	4,241	17,616	17,834

Adjusted basic and diluted earnings per share	$0.44	0.34	0.29	0.20	0.34	1.27	1.56
Adjusted return on average assets	1.05%	0.80%	0.68%	0.46%	0.77%	0.75%	0.89%
Adjusted return on average equity	9.68%	7.60%	6.72%	4.45%	7.62%	7.17%	8.58%

	Three Months Ended December 31,						Three Months Ended September 30,
	2024			2023			2024
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,751,644	24,617	5.59%	$1,622,911	21,113	5.16%	$1,770,330	24,342	5.47%
Interest-bearing demand deposits	9,185	143	6.19%	18,936	280	5.87%	15,369	209	5.41%
Interest-bearing time deposits	245	—	—	—	—	—%	—	—	—%
Federal Reserve Bank stock	6,414	193	11.97%	4,930	144	11.59%	6,393	(1)	(0.06)%
Federal Home Loan Bank stock	20,710	469	9.01%	12,607	273	8.59%	20,710	464	8.91%
Investment securities:
Equity securities	5,043	65	5.13%	4,415	62	5.57%	5,026	40	3.17%
Debt securities, taxable	260,429	1,251	1.91%	265,736	1,273	1.90%	262,220	1,181	1.79%
Debt securities, non-taxable (2)	18,727	197	4.18%	22,586	209	3.67%	19,906	206	4.12%
Total earnings assets	2,072,397	26,935	5.17%	1,952,121	23,354	4.75%	2,099,954	26,441	5.01%
Non-earning assets	271,546			239,182			277,003
Allowance for credit losses	(11,856)			(8,826)			(11,281)
Total assets	$2,332,087			$2,182,477			$2,365,676

Interest-bearing demand and money market deposits	$551,626	2,379	1.72%	$574,349	2,710	1.87%	$585,823	3,006	2.04%
Savings deposits	366,310	241	0.26%	402,791	323	0.32%	$367,045	274	0.30%
IRA and time certificates	523,486	5,760	4.38%	302,434	3,321	4.36%	$538,070	6,298	4.66%
Short-term borrowings	11	1	36.17%	64,899	918	5.61%	$11	—	—%
Long-term debt	155,573	1,800	4.60%	115,907	1,379	4.72%	$158,419	1,850	4.65%
Total interest-bearing liabilities	1,597,006	10,181	2.54%	1,460,380	8,651	2.35%	1,649,368	11,428	2.76%
Demand deposits	460,020			480,103			445,663
Other liabilities	21,334			21,316			21,275
Equity	253,727			220,678			249,370
Total liabilities and equity	$2,332,087			$2,182,477			$2,365,676
Net interest rate spread (3)			2.63%			2.40%			2.25%
Net interest income and net interest margin on a taxable-equivalent basis (4)		16,754	3.22%		14,703	2.99%		15,013	2.84%
Ratio of interest-earning assets to interest-bearing liabilities	129.77%			133.67%			127.32%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

	For the Year Ended December 31,
	2024			2023
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,765,672	96,477	5.46%	1,467,981	71,894	4.90%
Interest-bearing demand deposits	15,486	890	5.75%	13,039	734	5.63%
Interest-bearing time deposits	61	—	—	—	—	—%
Federal Reserve Bank stock	6,143	369	6.01%	4,722	283	5.99%
Federal Home Loan Bank stock	19,460	1,641	8.43%	8,293	590	7.11%
Investment securities:
Equity securities	5,012	184	3.67%	3,879	175	4.51%
Debt securities, taxable	261,856	4,847	1.85%	277,157	5,235	1.89%
Debt securities, non-taxable (2)	19,005	768	4.04%	24,031	871	3.62%
Total earnings assets	2,092,695	105,176	5.03%	1,799,102	79,782	4.43%
Non-earning assets	267,894			210,509
Allowance for credit losses	(11,263)			(8,046)
Total assets	$2,349,326			2,001,565

Interest-bearing demand and money market deposits	$607,144	12,877	2.12%	535,865	7,850	1.46%
Savings deposits	368,401	1,028	0.28%	398,299	725	0.18%
IRA and time certificates	481,516	21,933	4.55%	233,604	7,996	3.42%
Short-term borrowings	18,987	1,117	5.88%	75,383	4,060	5.39%
Long-term debt	156,683	7,265	4.64%	56,798	2,619	4.61%
Total interest-bearing liabilities	1,632,731	44,220	2.71%	1,299,949	23,250	1.79%
Demand deposits	450,147			472,232
Other liabilities	20,880			21,557
Equity	245,568			207,827
Total liabilities and equity	$2,349,326			2,001,565
Net interest rate spread (3)			2.32%			2.64%
Net interest income and net interest margin on a taxable-equivalent basis (4)		60,956	2.91%		56,532	3.14%
Ratio of interest-earning assets to interest-bearing liabilities	128.17%			138.40%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	December 31, 2024	December 31, 2023
	Unaudited	Audited
ASSETS:
Cash and due from banks	$20,393	36,535
Interest-bearing demand deposits	15,351	3,188
Total cash and cash equivalents	35,744	39,723
Interest-bearing time deposits	250	—
Investment securities:
Equity securities with a readily determinable fair value, at fair value	$1,363	1,336
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	258,327	276,601
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $5 at December 31, 2024 and 2023	16,324	16,858
Federal Reserve Bank stock, at cost	6,405	5,086
Federal Home Loan Bank stock, at cost	20,710	15,176
Loans, net of allowance for credit losses of $12,001 and $10,525 at December 31, 2024 and 2023, respectively	1,709,811	1,712,946
Loans held-for-sale	5,556	—
Premises and equipment, net	41,049	36,302
Operating lease right-of-use assets	5,785	6,000
Goodwill	90,310	79,509
Core deposit and other intangibles, net	11,104	9,494
Bank-owned life insurance	54,002	49,847
Interest receivable	8,701	8,405
Other assets, net	38,287	30,643
TOTAL ASSETS	2,307,394	2,291,592

LIABILITIES:
Deposits:
Noninterest-bearing	$459,619	462,267
Interest-bearing	1,418,673	1,362,122
Total deposits	1,878,292	1,824,389
Short-term borrowings	—	97,395
Long-term debt	155,153	113,123
Operating lease liabilities	6,115	6,261
Accrued interest and other liabilities	14,798	15,121
TOTAL LIABILITIES	2,054,358	2,056,289

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,329,423 and 16,384,952 shares at December 31, 2024 and December 31, 2023, respectively; outstanding 14,118,040 and 13,173,569 shares at December 31, 2024 and December 31, 2023, respectively	186,937	173,637
Retained earnings	141,290	140,017
Treasury shares at cost, 3,211,383 and 3,211,383 shares at December 31, 2024 and December 31, 2023, respectively	(56,002)	(56,015)
Accumulated other comprehensive loss, net of taxes	(19,189)	(22,336)
TOTAL SHAREHOLDERS' EQUITY	253,036	235,303
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,307,394	2,291,592

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
INTEREST INCOME:
Interest and fees on loans	$24,617	21,113	96,477	71,894
Dividends on equity securities:
With a readily determinable fair value	10	9	38	43
Without a readily determinable fair value	55	53	146	132
Interest on debt securities:
Taxable	1,251	1,273	4,847	5,235
Non-taxable	156	165	607	688
Other investments	805	697	2,900	1,607
TOTAL INTEREST INCOME	26,894	23,310	105,015	79,599

INTEREST EXPENSE:
Interest on deposits	8,380	6,354	35,838	16,571
Interest on short-term borrowings	1	918	1,117	4,060
Interest on long-term debt	1,800	1,379	7,265	2,619
TOTAL INTEREST EXPENSE	10,181	8,651	44,220	23,250
NET INTEREST INCOME	16,713	14,659	60,795	56,349

PROVISION FOR CREDIT LOSSES	649	2,218	1,962	2,077
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	16,064	12,441	58,833	54,272

NON-INTEREST INCOME:
Fiduciary income	2,308	1,828	8,445	7,091
Service charges and fees on deposit accounts	1,939	1,532	6,759	5,856
Net losses from sales of debt securities, available-for-sale	—	—	(214)	—
Bank-owned life insurance income	352	306	1,665	1,136
Net gains from sales of loans	1,236	659	3,433	697
Other operating income	153	281	316	631
TOTAL NON-INTEREST INCOME	5,988	4,606	20,404	15,411

NON-INTEREST EXPENSE:
Salaries and employee benefits	8,585	7,654	35,170	29,108
Equipment expenses	379	441	1,584	1,616
Occupancy expense, net	810	934	3,725	3,301
State financial institutions tax	472	439	1,881	1,628
Marketing	343	366	1,047	1,101
Amortization of intangibles	304	196	1,142	532
FDIC insurance premiums, net	450	269	1,895	932
Contracted services	777	798	3,212	2,776
Merger-related expenses	66	3,914	3,442	4,656
Other non-interest expense	2,406	2,565	10,178	8,773
TOTAL NON-INTEREST EXPENSE	14,592	17,576	63,276	54,423
INCOME (LOSS) BEFORE INCOME TAXES	7,460	(529)	15,961	15,260
PROVISION FOR (BENEFIT FROM) INCOME TAXES	1,340	(236)	2,469	2,632
NET INCOME (LOSS)	$6,120	(293)	13,492	12,628

Earnings (Loss) per common share:
Basic	0.44	(0.02)	0.97	1.10
Diluted	0.44	(0.02)	0.97	1.10
Weighted average common shares outstanding:
Basic	14,111,636	12,378,289	13,849,578	11,417,857
Diluted	14,111,636	12,378,289	13,849,578	11,417,857